                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                              __________________


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                                March 25, 1999
               Date of Report (Date of Earliest Event Reported)

 Headlands Mortgage Securities Inc. (as Sponsor under a Pooling and Servicing Agreement dated as of December 1, 1998 among the Sponsor, as Seller and Master
                                   Servicer,
and the Bank of New York, as Trustee, providing for the issuance of the Mortgage
                   Pass-Through Certificates, Series 1998-3)

                      HEADLANDS MORTGAGE SECURITIES INC.
                      ----------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                  Delaware                                  333-46019-3                          68-0397342
                  --------                                  -----------                          ----------
(State or Other Jurisdiction of Incorporation)        (Commission File Number)      (I.R.S. Employer Identification No.)

          700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
          ----------------------------------------------------------
                   (Address of Principal Executive Offices)



                                (415) 461-6790
                                --------------
                        (Registrant's Telephone Number,
                             Including Area Code)

                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.     Other Events
            ------------

            Filing of Certain Materials
            ---------------------------

            Headlands Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of its Mortgage Loan Pass-Through Certificates, Series 1998-3 (the "Certificates").

            The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 7(c).  Exhibits
            --------

            10.1   Monthly Payment Date Statement distributed to
                   Certificateholders, dated March 25, 1999.

                                   SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 16, 1999



                                    HEADLANDS MORTGAGE
                                    SECURITIES INC.



                                    By:  /s/ Gilbert J. MacQuarrie
                                       -----------------------------------------
                                       Gilbert J. MacQuarrie
                                       Vice President, Treasurer and Secretary
                                       (Principal Financial Officer and
                                       Principal Accounting Officer)

                                 EXHIBIT INDEX


Exhibit Number                                                     Page Number
--------------                                                     -----------

10.1   Monthly Payment Date Statement distributed to
       Certificateholders, dated March 25, 1999.........................5